INVESTOR PRESENTATION June 2025

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “position,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the risk of geographic concentration in Colorado, Arizona, Wyoming, California, and Montana; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of changes in interest rates could reduce our net interest margins and net interest income; increased credit risk, including as a result of deterioration in economic conditions, could require us to increase our allowance for credit losses and could have a material adverse effect on our results of operations and financial condition; the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 7, 2025 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 3 A Unique Financial Institution in Attractive Markets Overview • Niche-focused regional wealth manager built on a private trust bank platform • Headquartered in Denver, Colorado and positioned in desirable, affluent and high growth markets Target Market • Households of $1+ million liquid net worth • Focus on entrepreneurs and investors brings commercial bank and fee business • High net worth and high growth markets • Unique focus on attractive Rocky Mountain footprint Company Highlights Competitive Advantage (as of 3/31/2025) • Assets: $2.91 billion • Total Loans: $2.43 billion • Total Deposits: $2.52 billion • AUM: $7.18 billion • Operates as one integrated firm, not silos • Team approach benefits both clients and First Western • Local boutique private trust bank offices with central product experts • Named one of 16 U.S. banks with industry leading performance over the last decade

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 4 Investment Highlights Successful Execution on Growth Strategies Attractive Markets and Business Model Strong Earnings Momentum • Significant revenue growth driving improved operating leverage and higher profitability since pre-IPO • TBV/share(1) increased ~152% since the IPO • Continued scale expected to drive further leverage and generate returns consistent with a high performing institution over long term • Chairman and CEO has previously built and sold three banks for substantial gains for shareholders • COO has been instrumental in building the MYFW franchise over 18 years at the institution • Highly aligned with shareholder interests as insiders own ~15.5% of total shares outstanding(2) • Discounted valuation trading at 0.93x TBV/share(3) Proven Management Team, High Insider Ownership, and Discounted Valuation • Track record of combining organic growth and market expansion with accretive acquisitions to enhance franchise value • Total assets up 178% since the IPO with substantial increases in revenue and EPS • Strengthening commercial banking platform creating more diverse loan portfolio and lower-cost deposit base • Growing institution operating in high growth markets • Attractive, stable deposit base with noninterest-bearing and money market accounts comprising 79% of total deposits as of 3/31/2025 • Conservative underwriting and affluent client base results in minimal credit losses • Client relationships deepen over time with banking, planning, trust and investment services (1) See Non-GAAP reconciliation (2) Represents beneficial ownership as defined within the April 2025 Proxy Statement (3) As of May 28, 2025

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 5 Strong Operational and Financial Momentum • Robust organic balance sheet growth • Accretive acquisitions • Market expansion • Highly leverageable operating platform driving improved efficiencies • Minimal credit losses Drivers of Improved Performance (1) See Non-GAAP reconciliation TBV/Share(1) Up ~166% Since December 2017 (TCE $ in thousands)

Franchise Overview 6

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 7 Great Markets, Scarce Investment Opportunity • Ranked among states with highest GDP growth • Strong job and population growth • Experiencing significant in-migration • Attractive demographics with large amount of high net worth individuals • Western entrepreneurs and investors value local, trusted, expert First Western teams • Favorable tax laws for trusts and estates that attract wealthy individuals MSA State Market Share Projected % Change in HHI (2021-2026) (2) Denver-Aurora-Lakewood CO 1.13 11.00 Fort Collins CO 4.37 13.45 Phoenix-Mesa-Scottsdale AZ 0.10 13.18 Boulder CO 1.40 11.41 Jackson WY 4.31 8.50 National Average 9.01 (1) Source: S&P Capital IQ as of 06/30/2024 (2) Percentage growth in household income (HHI) Characteristics of First Western Markets Deposits by Metropolitan Statistical Area ("MSA") (1) Small Market Share Provides Large Growth Opportunity As of March 31, 2025 Current Ownership Total Assets ($bn) FirstBank Private 27.1 NBH Bank Public (NYSE: NBHC) 10.1 Bank of Colorado Private (Sub. Of Pinnacle Bancorp-NE) 7.3 Alpine Bank Private 6.7 ANB Bank Private 2.9 First Western Trust Bank Public (Nasdaq: MYFW) 2.9 MYFW is 2nd Largest Publicly Held CO Chartered Bank

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 8 Success in Expansion and Acquisition Growth 2006 – 2010 (3) • Boulder, CO • Century City, CA • Scottsdale, AZ 2011 – 2015 (6) • Aspen, CO • DTC/Cherry Hills, CO • Fort Collins, CO • Jackson Hole, WY • Laramie, WY(4) • Phoenix, AZ 2016 – 2020 (4) • Broomfield, CO (2021) • Greenwood Village, CO • Lone Tree, CO(2) • Vail Valley, CO 2002 – 2005 (3) • Cherry Creek, CO • Denver, CO • Northern Colorado, CO 2002 – 2005 (5) • Westcor Insurance Group, Inc. • Poudre River Valley Trust Co. • Sprout & Associates, Inc. • Sterling Partners • Silversmith Financial Corp 2006 – 2010 (4) • Reber/Russell Company • Ryder, Stilwell Inc. • Asset Purchase – Financial Management Advisors, LLC • Asset Purchase – GKM Advisors, LLC 2011 – 2015 (1) • Trust Department Assets – First National Bank of Wyoming 2016 – 2020 (2) • Asset Purchase – EMC Holdings, Inc. • Branch Purchase & Assumption from Simmons Bank O ff ic e O p en in gs A cq u is it io n s 2002 2025 3 5 6 9 12 10 16 12 # #Total Acquisitions Total Offices 19 13 2021 - 2022 (1) • Teton Financial Services, Inc. 2021 - 2024 (7) • Jackson Hole, WY(1) • Pinedale, WY(1) • Rock Springs, WY(1) • Bozeman, MT(5) • Phoenix, AZ(3) • Cheyenne, WY(6) • Loveland, CO(6) (1) Added through the Teton Financial Services, Inc. acquisition. Jackson Hole offices were consolidated in May 2022 (2) Lone Tree office closed in 2Q2022 (3) Phoenix loan production office closed in 1Q2025 (4) Laramie trust office closed 1Q2023 (5) Bozeman office expanded from a loan production office to a full-service office in 3Q2023 (6) Cheyenne and Loveland loan production offices opened in Q32024

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 9 Revenue Growth Strategies Expand commercial loan production platform • Upgraded C&I product and service capabilities • Building expertise in specific vertical markets • Capitalize on growing reputation to attract additional experienced commercial banking talent Expand into new markets with attractive demographics • Add infill and adjacent market locations • Built team and revenue base to open office in Broomfield, CO in 2021 • Full-service Bozeman, MT office opened in 2023 Execute on revenue initiatives in existing markets • Differentiate with local, expert, trusted teams • Cross-sell MYFW’s larger offering of planning, insurance, retirement, insurance, and investment products • Continue adding banking and B2B talent to further accelerate market share gains Execute on low- risk strategic transactions that add value to the MYFW franchise • Execute on minimally dilutive acquisitions • Leverage infrastructure through branch acquisition transactions • Proactive expansion, acquisition team

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 10 Representative M&A Transactions Branch Purchase and Assumption Whole Bank Acquisition • Closed on May 18, 2020 • Acquisition of all of the Denver locations of Simmons Bank (three branches and one loan production office) • Assumed $63 million in deposits and $120 million in loans related to the acquired locations • Added scale, an attractive client base, and commercial banking talent Transaction Overview Financial Impact • Mid-teens earnings accretion in 2021 Transaction Overview • Closed on December 31, 2021 • Acquisition of Teton Financial Services Inc., the holding company for Rocky Mountain Bank • Expanded First Western’s footprint and market share in Wyoming where favorable trust, estate and tax laws align well with private banking and investment management business model • Added $379 million in deposits and $252 million in loans • Added scale and improved operating efficiencies Financial Impact • High single-digit earnings accretion in 2022 • Immediately accretive to TBV/share upon closing • Added low-cost deposits and higher-yielding loans that positively impacted net interest margin

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 11 Increasing Market Share Successfully attracting new banking talent and growing awareness of superior value proposition are driving increases in market share MSA 2024 Market Share(1) 2022 Market Share Change Growth in Market Share Denver-Aurora-Centennial, CO 1.13% 0.77% 0.36% 47% Fort Collins-Loveland, CO 4.37% 2.20% 2.17% 99% Edwards, CO 1.65% 0.63% 1.02% 162% (1) Source: S&P Capital IQ

Unique Business Model 12

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 13 Unique Market Position

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions • Corporate loans to match specific needs • Well-versed in working with complex cash flows and business models • Customized treasury management products and services 14 Cross-Selling a Diverse Set of Products and Services Commercial Banking • Fiduciary wealth management with expert review of client objectives, creating solutions • Irrevocable life insurance trust, conservatorship, successor trustee, directed custodial trusteeship • WY tax-exempt asset protection, special needs trusts, escrow services, family office services • Provide a broad range of asset and sub asset classes, with automated tax and basis management • Create unique solutions through internal research, proprietary and third-party investment options • Central team creates the platform for Portfolio Managers to service clients, manage accounts • Wealth planning with specialized services (e.g. tax management, philanthropic) • Proprietary ConnectView® approach, with access to CFPs, CPAs and estate planning attorneys • Charitable giving tax strategies, deferred-compensation plans, life insurance, key person insurance • Mortgage banking specializing in purchase money, high net worth lending • Underwritten to Fannie Mae and Freddie Mac guidelines • Targeted portfolio lending and secondary sales • Retirement plan consultants partnering with businesses to sponsor retirement plans • Creative corporate retirement plan design, analysis solutions, fiduciary liability management • ERISA compliance and education Retirement / 401(k) Plan Consulting Residential Mortgage Lending Wealth Planning Investment Management Trust Our local profit centers team with specialized product experts through ConnectView®, with many points of entry

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 15 Wealth Management Segment Earnings (1) See Non-GAAP reconciliation • Wealth Management segment earnings reflects contribution of private banking, commercial banking, and trust and investment management business lines (i.e. excludes mortgages) • Growth in private banking, commercial banking, and trust and investment management (TIM) businesses replacing earnings generated by mortgage segment in 2020 and creating sustainable path to higher profitability over long-term • Most recently, NIM recovery, expense control, and better fees showing improved results Wealth Management Segment Adjusted Diluted Pre-Tax Earnings Per Share(1) $1.52 $2.60 $3.21 $1.12 $1.12 $4.15 $3.31 $2.97 $0.85 $1.22 Wealth Management Segment Consolidated FY20 FY21 FY22 FY23 FY24 $— $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 16 Long Track Record of Superior Credit Quality • Relationship-based approach, conservative underwriting criteria, and financial strength of clients have resulted in minimal credit losses over First Western’s history • Underwriting criteria includes three sources of repayment including personal guarantees • Low LTVs and high DSCRs • 67% of borrowers have deposit accounts at First Western Net Charge-offs as a Percent to Average Loans

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 17 Strong Client Relationships Result in Sticky Deposit Base Stable Deposit Base During Highly Volatile Period for the Banking Industry $2,392 $2,375 $2,420 $2,529 $2,532 $2,411 $2,503 $2,514 $2,515 Total Deposits 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 $— $500 $1,000 $1,500 $2,000 $2,500 $3,000

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 18 Consistent Success in Adding New Deposit Relationships Unique Value Proposition, Addition of New Banking Talent, and Expansion into Attractive Growth Markets Resulting in Consistent Addition of New Deposit Relationships $32 $82 $226 $316 $464 $680 $828 189 393 893 1,141 1,518 1,765 1,992 New Deposits (cumulative) Number of New Deposits Accounts (cumulative) 2018 2019 2020 2021 2022 2023 2024 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 — 500 1,000 1,500 2,000 2,500

Driving Profitable Growth 19

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 20 Strong Execution on Revenue Growth Strategies • Accelerating business development, office expansion and accretive acquisitions all contributing to the balance sheet growth driving improved operating leverage and higher profitability • M&A strategy continued with acquisition of Teton Financial Services • Office expansion continued with hiring of teams to focus on Bozeman, MT market and deepen presence in Colorado and Wyoming (in millions) Incremental Balance Sheet Growth (1/1/20 through 12/31/24) 143% Increase in Loans HFI 131% Increase in Total Deposits (1) Acquired growth represents remaining balances as of December 31, 2024 following payoffs/paydowns since the loans were acquired.

Recent Financial Trends 21

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions Overview of 1Q25 1Q25 Earnings • Net income available to common shareholders of $4.2 million or $0.43 per diluted share • Net interest income improved to $17.5 million compared to prior quarter of $16.9 million • Positive trends in a number of key areas resulted in improvement in profitability from prior quarter Continued Execution on Strategic Priorities • Continued priority on prudent risk management and conservative approach to new loan production with the contribution of new banking talent helping to drive solid loan production • Successful resolution of two largest OREOs with sale of properties resulting in a net gain • Positive trends in asset quality with declines in non-performing assets • Continued success in deposit gathering efforts with increase in noninterest-bearing deposits during 1Q25 Positive Trends in Key Metrics • Further increase in tangible book value per share • Improvement in NIM from prior quarter and expectation of continued improvement due primarily to improved cost of funds • Growth in mortgage banking revenue resulting from higher volumes due to lower interest rates and contribution of new MLOs 22

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 23 Net Income Available to Common Shareholders and Earnings per Share • Net income of $4.2 million, or $0.43 diluted earnings per share, in 1Q25 • Tangible book value per share(1) increased 2.1% to $23.30 Net Income Available to Common Shareholders Diluted Earnings per Share $2,515 $1,076 $2,134 $2,748 $4,185 1Q24 2Q24 3Q24 4Q24 1Q25 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $0.26 $0.11 $0.22 $0.28 $0.43 1Q24 2Q24 3Q24 4Q24 1Q25 $— $0.10 $0.20 $0.30 $0.40 $0.50 (1) See Non-GAAP reconciliation within the appendix

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 24 Loan Portfolio • Total loans held for investment were flat from prior quarter due to offsetting production and loan payoffs • Total average loans held for investment increased $21.4 million in the quarter • New loan production in 1Q25 of $70.8 million with focus primarily on relationship-based lending • Average rate on new loan production of 6.89% was higher than average rate of loans paying off and accretive to NIM 1Q24 4Q24 1Q25 Cash, Securities and Other $ 151,178 $ 120,005 $ 101,078 Consumer and Other 18,556 17,333 16,688 Construction and Development 333,284 315,686 291,133 1-4 Family Residential 910,129 960,354 971,179 Non-Owner Occupied CRE 562,862 614,384 636,820 Owner Occupied CRE 194,338 173,223 182,417 Commercial and Industrial 297,573 220,501 223,197 Total $ 2,467,920 $ 2,421,486 $ 2,422,512 Loans accounted for at fair value(2) 12,276 7,508 6,280 Total Loans HFI $ 2,480,196 $ 2,428,994 $ 2,428,792 Mortgage loans held for sale 10,470 25,455 10,557 Loans held for sale — 251 — Total Loans $ 2,490,666 $ 2,454,700 $ 2,439,349 (1) Represents unpaid principal balance. Excludes deferred (fees) costs, and amortized premium/ (unaccreted discount). (2) Excludes fair value adjustments on loans accounted for under the fair value option. ($ in thousands, as of quarter end) Loan Portfolio Composition(1) Loan Portfolio Details Loan Production & Loan Payoffs Total Loans(1) $2,510 $2,476 $2,458 $2,421 $2,428 $2,455 $2,439 1Q24 2Q24 3Q24 4Q24 1Q25 4Q24 1Q25 $1,000 $1,500 $2,000 $2,500 $3,000 Average Period End $30.6 $49.5 $82.8 $93.5 $70.8 $100.0 $100.3 $153.8 $97.1 $71.6 Production Loan Payoffs 1Q24 2Q24 3Q24 4Q24 1Q25 $— $50 $100 $150 $200 ($ in millions) ($ in millions, as of quarter end)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 25 Commercial Real Estate Portfolio • Average CRE loan balance was $2.6 million as of March 31, 2025 • Average loan-to-value ratio was 53.6% as of March 31, 2025 • Limited exposure to the office building sector in central business districts • 72% of CRE loans are located in Colorado • Deposit relationships are required • Ongoing monitoring procedures include loan reviews, stress tests, and sensitivity analyses Commercial Real Estate Portfolio (as of 03/31/25) Owner Occupied Non-Owner Occupied Total Percent of Total CRE Multi-family $ — $ 205,744 $ 205,744 25.3 % Industrial and warehouse 52,650 142,124 194,774 23.9 Office 57,867 132,535 190,402 23.4 Retail 29,685 61,022 90,707 11.1 Hotel 3,193 60,770 63,963 7.8 Restaurant and entertainment 18,554 15,167 33,721 4.1 Land 2,220 — 2,220 0.3 Other commercial real estate 17,038 16,279 33,317 4.1 Total CRE loan portfolio $ 181,207 $ 633,641 $ 814,848 100.0% ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 26 Total Deposits • Total deposits increased 0.4% from $2.51 billion in 4Q24 to $2.52 billion in 1Q25 • Noninterest-bearing deposits increased 9.0% from $376 million in 4Q24 to $410 million in 1Q25 primarily due to operating account fluctuations and new client relationships • Interest-bearing deposits decreased 1.4% from $2.14 billion in 4Q24 to $2.11 billion in 1Q25 primarily driven by a reduction in time deposits due to maturing high-cost CDs not renewing 1Q24 4Q24 1Q25 Money market deposit accounts $ 1,503,598 $ 1,513,605 $ 1,566,737 Time deposits 442,834 471,415 379,533 Interest checking accounts 132,415 139,374 144,980 Savings accounts 18,887 14,212 14,451 Noninterest-bearing accounts 434,236 375,603 409,696 Total Deposits $ 2,531,970 $ 2,514,209 $ 2,515,397 Deposit Portfolio Composition Total Deposits $2,455 $2,414 $2,403 $2,499 $2,454 $2,514 $2,515 1Q24 2Q24 3Q24 4Q24 1Q25 4Q24 1Q25 $1,000 $1,500 $2,000 $2,500 $3,000 Average Period End ($ in millions, as of quarter end)($ in thousands, as of quarter end)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 27 Trust and Investment Management • Total assets under management decreased 2.0% during the quarter to $7.18 billion and increased 0.5% from 1Q24 • The decrease in AUM from 4Q24 was driven by net withdrawals primarily in fixed fee accounts • Compared to 1Q24, total AUM increased slightly from $7.14 billion. ($ in millions, as of quarter end) Total Assets Under Management $7,141 $7,012 $7,466 $7,321 $7,177 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody 1Q24 2Q24 2Q24 4Q24 1Q25 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions (1) See Non-GAAP reconciliation within the appendix Gross Revenue Gross Revenue(1) Gross Revenue(1) $24 $23 $23 $24 $25 Wealth Management Mortgage 1Q24 2Q24 3Q24 4Q24 1Q25 $— $5 $10 $15 $20 $25 $30 $35 • Gross revenue(1) increased 3.4% from prior quarter • Net interest income increased 3.6% from prior quarter primarily driven by NIM expansion • Non-interest income increased $0.9 million driven by higher net mortgage gain and net gain on the sale of OREO, partially offset by a decrease in insurance fees that are seasonally higher in the fourth quarter Non-interest Income $7,345 29.6% Net Interest Income $17,453 70.4% ($ in thousands) ($ in millions) 28

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 29 Net Interest Income and Net Interest Margin • Net interest income increased $0.5 million, or 3.6%, from $16.9 million in 4Q24 to $17.5 million, primarily driven by a 16 basis point increase in net interest margin • Net interest margin increased 16 basis points during the quarter from 2.45% in 4Q24 to 2.61% in 1Q25, primarily due to a decrease in cost of deposits and increase in interest-earning assets yield Net Interest Income Net Interest Margin $16,070 $15,778 $15,568 $16,908 $17,453 1Q24 2Q24 2Q24 4Q24 1Q25 $— $5,000 $10,000 $15,000 $20,000 $25,000 2.34% 2.35% 2.32% 2.45% 2.61% 1Q24 2Q24 2Q24 4Q24 1Q25 —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 30 Non-Interest Income • Non-interest income increased $0.9 million to $7.3 million from the prior quarter driven by higher net mortgage gain and net gain on the sale of OREO, partially offset by a decrease in insurance fees • Lower mortgage rates and addition of MLOs led to higher level of mortgage production and contributed to an increase in Net gain on mortgage loans of $0.7 million in 1Q25 • The sale of our two largest OREO properties resulted in a net gain of $0.5 million • Insurance fees are seasonally higher in the fourth quarter and as a result, decreased $0.9 million from 4Q24; however, Insurance fees increased $0.2 million from 1Q24 Total Non-Interest Income Trust and Investment Management Fees $7,277 $6,972 $6,972 $6,459 $7,345 Trust and Investment Management Fees Bank Fees Net Gain on Mortgage Loans Net gain on OREO Risk Management and Insurance Fees Other 1Q24 2Q24 2Q24 4Q24 1Q25 $(2,000) $— $2,000 $4,000 $6,000 $8,000 $10,000 $4,930 $4,875 $4,728 $4,660 $4,677 1Q24 2Q24 2Q24 4Q24 1Q25 $— $2,000 $4,000 $6,000 ($ in thousands) ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 31 Non-Interest Expense and Efficiency Ratio • Non-interest expense decreased to $19.4 million from $20.4 million in the fourth quarter of 2024, primarily driven by a one-time $1.1 million OREO write-down recognized in 4Q24 • Non-interest expense decreased $0.3 million from $19.7 million in the first quarter of 2024 in spite of ongoing inflationary pressures • The efficiency ratio improved in the quarter from 80.74% as of 4Q24 to 79.16% as of 1Q25 • The efficiency ratio improved 4.52% from 83.68% as of 1Q24 (1) See Non-GAAP reconciliation within the appendix Adjusted Non-Interest Expense(1) Operating Efficiency Ratio(1) (1) (1) (1) $19,696 $18,972 $19,333 $19,205 $19,441 1Q24 2Q24 2Q24 4Q24 1Q25 $— $5,000 $10,000 $15,000 $20,000 $25,000 83.68% 82.25% 84.98% 80.74% 79.16% 1Q24 2Q24 2Q24 4Q24 1Q25 —% 20% 40% 60% 80% 100%($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 32 Asset Quality • NPAs decreased $31.8 million to $17.1 million due to the sale of two OREO properties • NPLs decreased $0.3 million to $12.8 million due to the charge-off of a non-performing loan that had previously been held for sale • NPA/Total Assets decreased from 1.68% as of 4Q24 to 0.59% as of 1Q25 • ACL/Total Loans decreased from 0.76% in 4Q24 to 0.74% in 1Q25, primarily driven by decreased provision on pooled loans due to mix shifts within the loan portfolio Non-Performing Assets/Total Assets Net Charge-Offs (Recoveries)/Average Loans 1.57% 1.68% 1.79% 1.68% 0.59% 1Q24 2Q24 2Q24 4Q24 1Q25 —% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% 2.2% —% —% 0.38% (0.01)% 0.02% 1Q24 2Q24 2Q24 4Q24 1Q25 (0.1)% —% 0.1% 0.2% 0.3% 0.4%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 33 Capital and Liquidity Overview Liquidity Funding Sources (as of 03/31/25) (1) Based on internal policy guidelines Consolidated Capital Ratios (as of 03/31/25) ($ in thousands) Liquidity Reserves: Total Available Cash $ 270,070 Unpledged Investment Securities 37,646 Borrowed Funds: Secured: FHLB Available 575,886 FRB Available 27,042 Other: Brokered Remaining Capacity 277,387 Unsecured: Credit Lines 29,000 Total Liquidity Funding Sources $ 1,217,031 Loan-to-Deposit Ratio 96.4% 10.35% 10.35% 13.15% 8.12% Tier 1 Capital to Risk- Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk- Weighted Assets Tier 1 Capital to Average Assets —% 2% 4% 6% 8% 10% 12% 14% (1)

Creating Additional Shareholder Value 34

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 35 Near Term Outlook • First Western's markets continue to perform well and the strength of our balance sheet and franchise provides opportunities to capitalize on market disruption and challenges being faced by competing banks to add new clients and banking talent • Addition of banking talent over the past several quarters should lead to higher level of loan growth in 2025 while still maintaining disciplined underwriting and pricing criteria • Deposit gathering will remain a top priority throughout the organization • Expected drivers of improved financial performance in 2025 ◦ Increased loan growth ◦ Continued expansion in net interest margin ◦ Redeployment of cash generated from sale of OREO properties into interest-earning assets ◦ More robust business development activities in Wealth Management business ◦ Higher level of mortgage production resulting from addition of MLOs ◦ More operating leverage resulting from disciplined expense control • Positive trends in key areas expected to continue, which should result in steady improvement in financial performance and further value being created for shareholders

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 36 Drivers of Long-Term Improved Financial Performance Efficiency Ratio Asset Quality ROA and ROE • Net interest margin expanding due to increase in average yield on loans and improving deposit mix • Disciplined balance sheet management and effective business development efforts expected to result in growth in high quality loans, lower cost of deposits, and fee income • Increased operating leverage through disciplined expense management • Realization of more operational efficiencies through streamlining of back-office support and process improvements throughout the organization • Organization shifting more towards revenue producers without adding to headcount • Investments in technology resulting in improved efficiencies, enhanced client service, and additional revenue generation opportunities • Continued resolution of non-performing loans with minimal loss content • Disciplined underwriting criteria continues to result in strong overall asset quality with low level of losses

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 37 MYFW: Our Five Core Strengths Differentiated, Proven in the Marketplace Built-in Operating Leverage Highly Desirable Recurring Fee Income Experienced, Tested Team Unique Opportunity for Investors • Niche-focused franchise headquartered in Denver, Colorado • Well-positioned in many attractive markets in Arizona, California, Colorado, Montana, and Wyoming • Specialized central expertise to compete with siloed national, regional firms • Delivered through local, boutique trust banking teams so clients “owned” by MYFW, not associates • Strong profit center margins at maturity, growth opportunities in current and new markets • Revenue growth over long-term in both fee income and net interest income, with neutral balance sheet • Scalable, leverageable high fixed cost, low variable cost Product and Support Centers • Operating expense investment already in place for growth and expansion • Primarily recurring trust and investment management (“TIM”) fees • Low risk, “sticky” wealth/trust business with comprehensive product offering • Multiple entry points with ConnectView® – proprietary review process to service, cross-sell • At critical mass but small market share, many current and new market opportunities • Proven ability to expand: (1) Organically, (2) By expansion and (3) By acquisition • Few large Colorado bank alternatives for investors and clients, creating lift-out opportunities • Attractive revenue and earnings growth story trading at discounted valuation • Executives are major bank/professional firm trained, with deep relationships in communities • Achieved growth through business and economic cycles, capital constraints • Healthy relationship with all regulators with strong risk management culture • CEO with proven track record for creating value in previous bank ownership

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 38 President Private Bankers Lenders Portfolio Managers Trust Officer Team-based incentives Relationship-based wealth management Many relationship managers to one client Product group specialists Holistic view of the client – ConnectView® Integrated Team Approach in Boutique Offices Working as a team to grow relationships

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 39 Organizational Structure Built for Scale Full Bank and Trust: ◦ Aspen, CO ◦ Boulder, CO ◦ Cherry Creek, CO ◦ Denver, CO ◦ DTC/Cherry Hills, CO ◦ Northern Colorado ◦ Jackson Hole, WY ◦ Rock Springs, WY ◦ Pinedale, WY ◦ Scottsdale, AZ ◦ Broomfield, CO ◦ Phoenix, AZ ◦ Vail Valley, Avon, CO ◦ Bozeman, MT Loan Production Offices: ◦ Ft. Collins, CO ◦ Greenwood Village, CO ◦ Loveland, CO ◦ Cheyenne, WY Trust Offices: ◦ Century City, CA ◦ Investment Management ◦ Fiduciary/ Trust ◦ Wealth Planning ◦ Retirement Services ◦ Insurance ◦ Mortgage Services ◦ Treasury Management First Western Profit Centers Product Groups Support Centers ◦ Finance & Accounting ◦ Risk & Compliance ◦ Enterprise Technology ◦ Human Capital ◦ Credit Analysis ◦ Bank & Trust/Investment Operations ◦ Marketing/Branding Big operating leverage from expert, high fixed cost teams Very profitable when mature

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 40 Long-Term Goals to Drive Shareholder Value • Since our pre-2018 IPO status as of year end 2017, we have tripled total loans and total deposits, more than doubled TBV per share, had substantial increases in annual revenue, and demonstrated significant operating leverage. Looking forward we can drive shareholder value by: • Continuing to execute well, creating more operating leverage to drive high performing ROAA and ROAE results • Emphasizing our differentiation in marketplace • Growing through $5 billion in total assets, $25 billion TIM assets through both organic growth and acquisitions, ideally: ◦ ~50 offices – infill and adjacent ◦ Maturing at $8 million in revenue per office through growing 20% ◦ 75% contribution margin per office at maturity, then growing • Building footprint, scale and operating leverage with M&A ◦ Disciplined approach to be significantly earnings accretive with minimal TBV dilution • Enhancing wealth management platform ◦ Upgrade omnichannel client experience ◦ Create new digital distribution channel Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche focused regional powerhouse with high fee income and consistent strong earnings from our scalable wealth management platform

Appendix 41

Organizational Overview 42

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions Name Title Joined FW Years in Industry Prior Experience Scott C. Wylie Chairman, CEO & President 2002 35 • Chairman & CEO, Northern Trust Bank of Colorado • Chairman & CEO, Trust Bank of Colorado • CEO, Equitable Bancshares of Colorado and Women’s Bank, Chairman, Equitable Bank • Chairman, American Fundware • President & CEO, Bank and Trust of Puerto Rico • Associate, First Boston Corporation Julie A. Courkamp Chief Operating Officer, MYFW President & COO, FWTB 2006 22 • Executive roles within First Western with responsibility for Accounting & Finance, Risk, Technology, Operations and Human Resources • Assurance services with PricewaterhouseCoopers David R. Weber Chief Financial Officer & Treasurer 2018 15 • Various finance roles at First Western including Finance & Treasury Manager and Director of Finance & Treasury & Cashier of the Bank • Various finance roles at Fifth Third Bank Matt C. Cassell Chief Banking Officer 2020 25 • Colorado Market President, Simmons Bank • President-Colorado, Bank SNB • Market President, Community Banks of Colorado Eric E. Ensmann Chief Risk Officer 2024 30 • Executive roles with BBVA USA, including CRO, Dir. Risk Internal Control/ERM, Chief Credit Policy Officer, Dir. Risk & Portfolio Management • Wells Fargo & Bank of America: Various roles in client facing and underwriting/portfolio management positions 43 Team: Ready to Take MYFW to the Next Level

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions Name Director Since Primary Business Scott C. Wylie 2002 • First Western Financial, Inc. Julie A. Caponi, CPA(1) 2017 • Former Finance Executive at Arconic, Inc. (fka Alcoa Inc.) • Former audit partner at Deloitte • Board member & Audit Committee chair for FCF (NYSE) Julie A. Courkamp 2021 • First Western Financial, Inc. David R. Duncan 2011 • Energy • Winery Executive, Silver Oak Cellars • Entrepreneur, board member, business leader Thomas A. Gart 2013 • Real Estate Developer • Specialty Retail Executive • Family business, PE investing across broad range of industries Patrick H. Hamill 2004 • Real Estate Developer • Home Builder Executive • Entrepreneur, business/community leader, real estate expertise Luke A. Latimer 2015 • Utility Maintenance • Construction Executive • Family business, public bank board Scott C. Mitchell 2021 • President, U.S. Engineering, Metalworks • President of several successful manufacturing companies • Six Sigma Master Black Belt Ellen S. Robinson 2024 • Principal and Founder of the Robinson Coaching Group, Inc • Leadership development and coaching • Professional Coach Certification Mark L. Smith 2002 • Real Estate Developer • Entrepreneur, community leadership, real estate expertise Joseph C. Zimlich, CPA 2004 • Family Office Executive • Corporate leadership, board, and investment management 44 MYFW’s Sophisticated Board of Directors (1) CPA license inactive.

Non-GAAP Reconciliations 45

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 46 Non-GAAP Reconciliation Consolidated Gross Revenue For the Years Ended, (Dollars in thousands) 2020 2021 2022 2023 2024 Total income before non-interest expense $ 92,615 $ 95,408 $ 107,934 $ 82,698 $ 90,071 Less: Unrealized (loss) gain recognized on equity securities 15 (21) 342 (22) (33) Less: Net loss on loans accounted for under the fair value option — — (891) (2,010) (999) Less: Net gain on equity interests — 489 7 — — Less: Net loss on loans held for sale — — (12) (178) (105) Plus: Provision for credit losses 4,682 1,230 3,682 10,355 1,933 Gross revenue $ 97,282 $ 96,170 $ 112,170 $ 95,263 $ 93,141 Consolidated Adjusted Pre-tax, Preprovision Income For the Years Ended, (Dollars in thousands) 2020 2021 2022 2023 2024 Net income before income tax, as reported $ 33,063 $ 27,280 $ 28,828 $ 7,061 $ 11,579 Plus: Provision for credit losses 4,682 1,230 3,682 10,355 1,933 Pre-tax, Pre-provision Income $ 37,745 $ 28,510 $ 32,510 $ 17,416 $ 13,512 Adjusted Diluted Pre-Tax Earnings Per Share For the Years Ended, (Dollars in thousands) 2020 2021 2022 2023 2024 Wealth Management income before income tax $ 12,086 $ 21,378 $ 31,139 $ 9,660 $ 10,629 Mortgage income (loss) before income tax 20,978 5,902 (2,311) (2,599) 950 Plus: Impairment of contingent consideration assets — — — 1,249 338 Less: Income tax expense 8,529 6,670 7,130 1,836 3,106 Adjusted net income available to common shareholders $ 24,535 $ 20,610 $ 21,698 $ 6,474 $ 8,811 Adjusted diluted weighted average shares 7,961,904 8,235,178 9,713,623 9,725,910 9,755,804 Wealth Management Segment Adjusted Diluted Pre-Tax Earnings Per Share $ 1.52 $ 2.60 $ 3.21 $ 1.12 $ 1.12 Consolidated Adjusted Diluted Pre-Tax Earnings Per Share $ 4.15 $ 3.31 $ 2.97 $ 0.85 $ 1.22

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 47 Non-GAAP Reconciliation (1) Represents the percentage of loans to total loans in the respective category. Consolidated Efficiency Ratio For the Years Ended, (Dollars in thousands) 2020 2021 2022 2023 2024 Non-interest expense $ 59,552 $ 68,128 $ 79,106 $ 75,637 $ 78,492 Less: OREO expenses and write-downs 190 — — — 1,285 Adjusted non-interest expense $ 59,362 $ 68,128 $ 79,106 $ 75,637 $ 77,207 Net interest income $ 46,102 $ 56,509 $ 83,204 $ 71,105 $ 64,324 Non-interest income 51,195 40,129 28,412 21,948 27,680 Less: Unrealized (loss)/gain recognized on equity securities 15 (21) 342 (22) (33) Less: Net loss on loans accounted for under the fair value option — — (891) (2,010) (999) Less: Net gain on equity interests — 489 7 — — Less: Net loss on loans held for sale — — (12) (178) (105) Adjusted non-interest income $ 51,180 $ 39,661 $ 28,966 $ 24,158 $ 28,817 Adjusted total income $ 97,282 $ 96,170 $ 112,170 $ 95,263 $ 93,141 Efficiency ratio 61.0% 70.8% 70.5% 79.4% 82.9 % Allocation of the Allowance for Credit Losses (ACL) As of December 31, 2024 2023 (Dollars in thousands) ACL Amount % of Loans % of ACL %(1) ACL Amount % of Loans % of ACL %(1) Commercial: Construction and Development $ 5,184 1.6% 28.3% 13.0% $ 7,945 2.3% 33.2% 13.7 % Non-Owner Occupied CRE 4,340 0.7% 23.7% 25.3% 2,325 0.4% 9.7% 21.6 % Owner Occupied CRE 654 0.4% 3.6% 7.1% 1,034 0.5% 4.3% 7.8 % Commercial and Industrial 2,357 1.1% 12.9% 9.1% 7,172 2.1% 30.0% 13.3 % Total Commercial $ 12,535 1.0% 68.4% 54.5% $ 18,476 1.3% 77.2% 56.4 % Consumer: Cash, Securities and Other $ 410 0.3% 2.2% 5.0% $ 961 0.7% 4.0% 5.6 % Consumer and Other 185 1.1% 1.0% 0.7% 124 0.5% 0.5% 1.1% 1-4 Family Residential 5,200 0.5% 28.4% 39.8% 4,370 0.5% 18.3% 36.9 % Total Consumer $ 5,795 0.5% 31.6% 45.5% $ 5,455 0.5% 22.8% 43.6 % Total allowance for credit losses $ 18,330 0.8% 100% 100% $ 23,931 1.0% 100% 100%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 48 Non-GAAP Reconciliation Adjusted Diluted Pre-Tax Earnings Per Share For the Quarters Ended, (Dollars in thousands) 31-Dec-23 31-Mar-24 30-Jun-24 30-Sep-24 31-Dec-24 Wealth Management (loss) income before income tax $ (3,626) $ 3,397 $ 645 $ 2,218 $ 4,369 Mortgage (loss) income before income tax (731) 182 770 453 (455) Plus: Impairment of contingent consideration assets — 143 97 — 98 Less: Income tax (benefit) expense (1,138) 1,064 339 537 1,166 Adjusted net income available to common shareholders $ (3,219) $ 2,658 $ 1,173 $ 2,134 $ 2,846 Adjusted diluted weighted average shares 9,572,582 9,710,764 9,750,667 9,766,656 9,794,797 Wealth Management Segment Adjusted Diluted Pre-Tax Earnings Per Share $ (0.38) $ 0.36 $ 0.08 $ 0.23 $ 0.46 Consolidated Adjusted Diluted Pre-Tax Earnings Per Share $ (0.46) $ 0.38 $ 0.16 $ 0.27 $ 0.41

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 49 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share As of, (Dollars in thousands) 31-Mar-24 30-Jun-24 30-Sep-24 31-Dec-24 31-Mar-25 Total shareholders' equity $ 245,528 $ 246,875 $ 248,831 $ 252,322 $ 256,555 Goodwill and other intangibles, net 31,797 31,741 31,684 31,627 31,576 Tangible common equity $ 213,731 $ 215,134 $ 217,147 $ 220,695 $ 224,979 Common shares outstanding, end of period 9,621,309 9,660,549 9,664,101 9,667,142 9,704,320 Tangible common book value per share $ 22.21 $ 22.27 $ 22.47 $ 22.83 $ 23.18 Net income available to common shareholders $ 4,185 Return on tangible common equity (annualized) 7.44 %  Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) 31-Mar-24 30-Jun-24 30-Sep-24 31-Dec-24 31-Mar-25 Non-interest expense $ 19,696 $ 19,001 $ 19,368 $ 20,427 $ 19,361 Less: OREO expenses and write-downs — 29 35 1,222 (80) Adjusted non-interest expense $ 19,696 $ 18,972 $ 19,333 $ 19,205 $ 19,441 Net interest income $ 16,070 $ 15,778 $ 15,568 $ 16,908 $ 17,453 Non-interest income 7,277 6,972 6,972 6,459 7,345 Less: Unrealized (loss) gain recognized on equity securities (6) (2) 24 (49) 11 Less: Net (loss) gain on loans accounted for under the fair value option (302) (315) (233) (149) 6 Less: Net gain (loss) on loans held for sale 117 — — (222) 222 Adjusted non-interest income $ 7,468 $ 7,289 $ 7,181 $ 6,879 $ 7,106 Adjusted total income $ 23,538 $ 23,067 $ 22,749 $ 23,787 $ 24,559 Efficiency ratio 83.68% 82.25% 84.98% 80.74% 79.16%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 50 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) 31-Mar-24 30-Jun-24 30-Sep-24 31-Dec-24 31-Mar-25 Total income before non-interest expense $ 21,890 $ 18,242 $ 20,296 $ 23,540 $ 23,468 Less: Unrealized (loss) gain recognized on equity securities (6) (2) 24 (49) 11 Less: Net (loss) gain on loans accounted for under the fair value option (302) (315) (233) (149) 6 Less: Net gain (loss) on loans held for sale at fair value 117 — — (222) 222 Plus: Provision for (release of) credit losses 72 2,334 501 (974) 80 Gross revenue $ 22,153 $ 20,893 $ 21,006 $ 22,986 $ 23,309 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) 31-Mar-24 30-Jun-24 30-Sep-24 31-Dec-24 31-Mar-25 Total income before non-interest expense $ 1,385 $ 2,174 $ 1,743 $ 801 $ 1,250 Gross revenue $ 1,385 $ 2,174 $ 1,743 $ 801 $ 1,250 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) 31-Mar-24 30-Jun-24 30-Sep-24 31-Dec-24 31-Mar-25 Total income before non-interest expense $ 23,275 $ 20,416 $ 22,039 $ 24,341 $ 24,718 Less: Unrealized (loss) gain recognized on equity securities (6) (2) 24 (49) 11 Less: Net loss (gain) on loans accounted for under the fair value option (302) (315) (233) (149) 6 Less: Net gain (loss) on loans held for sale at fair value 117 — — (222) 222 Plus: Provision for (release of) credit losses 72 2,334 501 (974) 80 Gross revenue $ 23,538 $ 23,067 $ 22,749 $ 23,787 $ 24,559

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 51 Non-GAAP Reconciliation Pre-tax, Pre-Provision Net Income For the Three Months Ended, (Dollars in thousands) 31-Mar-24 31-Dec-24 31-Mar-25 Income before income taxes $ 3,579 $ 3,914 $ 5,357 Plus: provision for (release of) credit losses 72 (974) 80 Pre-tax, pre-provision net income $ 3,651 $ 2,940 $ 5,437 Allocation of the Allowance for Credit Losses (ACL) As of March 31, 2025 December 31, 2024 (Dollars in thousands) ACL Amount % of Loans % of ACL %(1) ACL Amount % of Loans % of ACL %(1) Commercial: Construction and Development $ 4,299 1.5% 23.9% 12.0% $ 5,184 1.7% 28.3% 13.0 % Non-Owner Occupied CRE 4,310 0.7% 24.0% 26.2% 4,340 0.7% 23.7% 25.3 % Owner Occupied CRE 915 0.5% 5.1% 7.5% 654 0.4% 3.6% 7.1 % Commercial and Industrial 2,569 1.2% 14.3% 9.2% 2,357 1.1% 12.9% 9.1 % Total Commercial $ 12,093 0.9% 67.3% 54.9% $ 12,535 1.0% 68.4% 54.5 % Consumer: Cash, Securities and Other 391 0.4% 2.2% 4.2% 410 0.3% 2.2% 5.0 % Consumer and Other 151 0.9% 0.8% 0.7% 185 1.1% 1.0% 0.7% 1-4 Family Residential 5,321 0.5% 29.6% 40.2% 5,200 0.5% 28.4% 39.8 % Total Consumer $ 5,863 0.5% 32.7% 45.1% $ 5,795 0.5% 31.6% 45.5 % Total allowance for credit losses $ 17,956 0.7% 100% 100% $ 18,330 0.8% 100% 100% (1) Represents the percentage of loans to total loans in the respective category